SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report:  July 25, 2000




                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



         MICHIGAN               000-15565              38-2144267
     (State  or  other        (Commission           (I.R.S.  Employer
      jurisdiction  of        File  Number)        Identification  No.)
       incorporation)



     405  WATER  STREET,  PORT  HURON,  MICHIGAN        48060
     (Address  of  principal  executive  offices)     (Zip  Code)



Registrant's  telephone  number,  including  area  code     810-987-2200

Item  5.  Other  Events.

          On July 24, 2000, the Company released second quarter earnings. See the earnings release exhibit hereto (exhibit 99.1).

          On July 25, 2000, the Company announced it would be exploring strategic alternatives to increase shareholder value. The alternatives include evaluating possible transactions, such as a merger with a strategic partner. See press release exhibit hereto (exhibit 99.2).



Item  7.(c)     Exhibits.

     99.1     Earnings  Release  issued  July  24,  2000.
     99.2     Press  Release  issued  July  25,  2000.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   SEMCO  Energy,  Inc.
                                        (Registrant)


Dated:  July  25,  2000
                                   By:/s/William  L.  Johnson
                                      _________________________________
                                         William  L.  Johnson
                                         Chairman  and  C.E.O.






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

                                  EXHIBIT INDEX
                                    Form 8-K
                                  July 25, 2000


                                                          Filed
                                                  -------------------------
Exhibit No.     Description                       Herewith     By Reference
-----------     -----------                       --------     ------------
99.1            Earnings  Release issued              x
                July 24, 2000 pertaining to
                SEMCO Energy, Inc. second
                quarter 2000 earnings.

99.2            Press  Release  issued                x
                July 25, 2000 pertaining to
                SEMCO Energy, Inc.'s exploration
                of strategic alternatives.



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